As filed with the Securities and Exchange Commission on October
                                   24, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 14, 1997
                                                        ------------------------

                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-11954                                             22-1657560
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

Park 80 West, Plaza II, Saddle Brook, New Jersey                          07663
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                Page 1 of 5 Pages
                             Exhibit Index on Page 5




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Item 5.        Other Events.

         On October 14, 1997, Vornado Realty Trust (the "Company") filed with the Maryland Department of Assessments and Taxation an amendment to the Company's Amended and Restated Declaration of Trust (the "Declaration of Trust") to increase the Company's authorized share capital. As so amended, the Declaration of Trust authorizes the issuance of up to 240,000,000 shares of beneficial interest, consisting of 100,000,000 common shares of beneficial interest, par value $0.04 per share, 20,000,000 preferred shares of beneficial interest, no par value per share, and 120,000,000 excess shares of beneficial interest.

         On October 21, 1997, the Company and Vornado Realty L.P. entered into a U.S. Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Furman Selz LLC, Salomon Brothers Inc, Smith Barney Inc. and UBS Securities LLC, as U.S. representatives of the several U.S. Underwriters named therein, and an International Purchase Agreement with Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International Limited, Smith Barney Inc. and UBS Limited, relating to the issuance and sale by the Company of an aggregate of 14 million common shares of beneficial interest, par value $0.04 per share (the "Common Shares"), of the Company (the "Firm Securities"), plus up to an additional 2,100,000 Common Shares, the issuance and sale of which is subject to the exercise of the underwriters' over-allotment options (the "Additional Securities" and, together with the Firm Securities, the "Offered Securities"), at a public offering price of $45.00 per share. The underwriting discount under the Purchase Agreements is $2.14 per share. The Purchase Agreements also provide for the underwriters' per share purchase price for any Additional Securities to be reduced by an amount equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not on the Additional Securities.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)   Not applicable.

    (c)   Exhibits Required by Item 601 of Regulation S-K.

Exhibit No.                        Exhibit
-----------                        -------


  1.1 U.S. Purchase Agreement, dated October 21, 1997, between the Company and Vornado Realty L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Furman Selz LLC, Salomon Brothers Inc, Smith Barney Inc. and UBS Securities LLC, as U.S. representatives of the several U.S. Underwriters named therein.

                                Page 2 of 5 Pages

  1.2 International Purchase Agreement, dated October 21, 1997, between the Company and Vornado Realty L.P. and Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International Limited, Smith Barney Inc. and UBS Limited.

  3.1 Articles of Amendment of the Amended and Restated Declaration of Trust of the Company filed with the State Department of Assessments and Taxation of the State of Maryland on October 14, 1997.



                                Page 3 of 5 pages

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VORNADO REALTY TRUST


Dated:  October 24, 1997                        By: /s/ Joseph Macnow
                                                    -----------------
                                                    Joseph Macnow
                                                    Vice President and
                                                    Chief Financial Officer


                                Page 4 of 5 Pages

                                INDEX TO EXHIBITS



Exhibit No.                          Exhibit
-----------                          -------

   1.1 U.S. Purchase Agreement, dated October 21, 1997, between the Company and Vornado Realty L.P.
               and Merrill Lynch, Pierce, Fenner & Smith
               Incorporated, Goldman, Sachs & Co., Furman Selz LLC, Salomon Brothers Inc, Smith Barney Inc. and
               UBS Securities LLC, as U.S. representatives of the several U.S. Underwriters named therein.

  1.2 International Purchase Agreement, dated October 21, 1997, between the Company and Vornado Realty L.P. and Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International Limited, Smith Barney Inc. and
               UBS Limited.

  3.1          Articles of Amendment of the Amended and Restated
               Declaration of Trust of the Company filed with the State Department of Assessments and Taxation of the State of Maryland on October 14, 1997.



                                Page 5 of 5 Pages